                                                                    EXHIBIT 4(C)


________________________________________________________________________________


                             NEVADA POWER COMPANY

(Formerly DESERT Merger Sub, Inc., a wholly owned subsidiary of Sierra Pacific
          Resources and successor by merger to Nevada Power Company)


                                      TO

                             BANKERS TRUST COMPANY

                                  as Trustee



                            _______________________


                     TWENTY-SEVENTH SUPPLEMENTAL INDENTURE

                            _______________________


                            Dated as of July 1, 1999



________________________________________________________________________________

     THIS TWENTY-SEVENTH SUPPLEMENTAL INDENTURE dated as of July 1, 1999 made by and between NEVADA POWER COMPANY (formerly DESERT Merger Sub, Inc., a wholly owned subsidiary of Sierra Pacific Resources and successor by merger to Nevada Power Company), a corporation duly organized and existing under the laws of the State of Nevada (the "Company"), having its principal place of business at Las Vegas, Nevada, party of first part, and BANKERS TRUST COMPANY (successor to FIRST INTERSTATE BANK OF NEVADA, N.A., formerly FIRST NATIONAL BANK OF NEVADA, RENO, NEVADA), a banking corporation duly organized and existing under and by virtue of the banking laws of the State of New York, having its principal corporate office at 130 Liberty Street, New York, New York (hereinafter sometimes called the "Trustee"), party of the second part;

     WHEREAS, the Company has heretofore executed and delivered to the Trustee its Indenture of Mortgage and Deed of Trust ("Original Indenture") dated October 1, 1953, to secure the payment thereunder; and, for the purpose of amending and supplementing and further confirming the lien of the Original Indenture, has heretofore executed and delivered the following Supplemental Indentures and Instrument of Further Assurance, each dated as hereinafter set forth:

                 Instrument                           Date
                 ----------                           ----

         First Supplemental Indenture            August 1, 1954
         Instrument of Further Assurance         as of April 1, 1956
         Second Supplemental Indenture           September 1, 1956
         Third Supplemental Indenture            as of May 1, 1959
         Fourth Supplemental Indenture           as of October 1, 1960
         Fifth Supplemental Indenture            as of December 1, 1961
         Sixth Supplemental Indenture            as of October 1, 1963
         Seventh Supplemental Indenture          as of August 1, 1964
         Eighth Supplemental Indenture           as of April 1, 1968
         Ninth Supplemental Indenture            as of October 1, 1969
         Tenth Supplemental Indenture            as of October 1, 1970
         Eleventh Supplemental Indenture         as of November 1, 1972
         Twelfth Supplemental Indenture          as of December 1, 1974
         Thirteenth Supplemental Indenture       as of October 1, 1976
         Fourteenth Supplemental Indenture       as of May 1, 1977
         Fifteenth Supplemental Indenture        as of September 1, 1978
         Sixteenth Supplemental Indenture        as of December 1, 1981
         Seventeenth Supplemental Indenture      as of August 1, 1982
         Eighteenth Supplemental Indenture       as of November 1, 1986
         Nineteenth Supplemental Indenture       as of October 1, 1989
         Twentieth Supplemental Indenture        as of May 1, 1992
         Twenty-First Supplemental Indenture     as of June 1, 1992
         Twenty-Second Supplemental Indenture    as of June 1, 1992
         Twenty-Third Supplemental Indenture     as of October 1, 1992
         Twenty-Fourth Supplemental Indenture    as of October 1, 1992
         Twenty-Fifth Supplemental Indenture     as of January 1, 1993
         Twenty-Sixth Supplemental Indenture     as of May 1, 1995

the Original Indenture, as amended and supplemented by the instruments listed above and as to be supplemented by this Twenty-Seventh Supplemental Indenture and as it may from time to time be amended or supplemented pursuant to the provisions thereof, is hereinafter sometimes called the "Indenture";

     WHEREAS, the Original Indenture, the Instrument of Further Assurance and the Supplemental Indentures listed in the foregoing paragraph were recorded in Offices of the County Recorders of the States of Nevada, Arizona and Utah as set forth in Exhibit A attached hereto and incorporated herein by reference;

     WHEREAS, in addition to thirteen series of Bonds heretofore issued under the Indenture, all of which have been retired, there have heretofore been issued under the Indenture: $15,000,000 principal amount of First Mortgage Bonds, 7 5/8% Series L Due 2002 of which $15,000,000 is now outstanding; $15,000,000 principal amount of First Mortgage Bonds, 7.80% Series T Due 2009 of which $15,000,000 is now outstanding; $105,000,000 principal amount of First Mortgage Bonds, 6.70% Series V Due 2022 of which $105,000,000 is now outstanding; $39,500,000 principal amount of First Mortgage Bonds, 6.60% Series W Due 2019 of which $39,500,000 is now outstanding; $78,000,000 principal amount of First Mortgage Bonds, 7.20% Series X Due 2022 of which $78,000,000 is now outstanding; $45,000,000 principal amount of First Mortgage Bonds, 6.93% Series Y Due 1999 of which $45,000,000 is now outstanding; and $45,000,000 principal amount of First Mortgage Bonds, 8.50% Series Z Due 2023 of which $45,000,000 is now outstanding; and 7.06% Series AA Due 2000 of which $85,000,000 is now outstanding (each such series of outstanding bonds being referred to herein as the "First Mortgage Bonds");

     WHEREAS, First Interstate Bank of Nevada, N. A. heretofore resigned as Trustee under the terms of the Original Indenture, effective July 24, 1992 and Bankers Trust Company was duly appointed by the Company as temporary Trustee on such date by an instrument dated such date and recorded in various counties in the States of Nevada, Arizona and Utah, and Bankers Trust Company was thereafter duly elected by the bondholders as successor Trustee, and duly accepted such appointments, all in accordance with the Original Indenture; and

     WHEREAS, on April 29, 1998 Nevada Power Company (formerly Southern Nevada Power Co. and referred to herein as the "Merged Company") entered into a Merger Agreement with Sierra Pacific Resources, a Nevada utility holding company, pursuant to which DESERT Merger Sub, Inc., a wholly owned subsidiary of Sierra Pacific Resources, merged with the Merged Company and DESERT Merger Sub, Inc. became the surviving corporation and changed its name to Nevada Power Company; and

     WHEREAS, Section 8.15 of the Indenture provides in part that the Merged Company will not merge into any corporation, or permit any other corporation to merge into it, unless:

          (1) any such merger shall be upon such terms as fully preserve the lien and security of the Indenture and all of the rights and powers of the Trustee and the Bondholders under the Indenture; and

          (2) Upon any such merger, the successor corporation shall execute and deliver to the Trustee a supplemental indenture in form satisfactory to the Trustee expressly assuring the due and punctual payment of principal, premium, if any, and interest on all of the Bonds according to their tenor and effect, the due and punctual performance and observance of all of the covenants and conditions of the Indenture to be performed by the Merged Company and all obligations with respect to the lien created by the granting clauses hereof or properties hereafter acquired; and


     WHEREAS, the Company, as successor by merger to the Merged Company, desires to comply with Section 8.15 of the Indenture by entering into this Twenty-Seventh Supplemental Indenture to assume all and to secure the performance and observation of each and every of the covenants and conditions contained in the Indenture, and without in any way limiting the generality or effect of the Indenture insofar as by any provision thereof any of the properties therein or hereinafter referred to are now subject, or are now intended to be subject to the lien and operation thereof, but to such extent confirming such lien and operation, to this Twenty-Seventh Supplemental Indenture and by these presents does grant, bargain, sell, warrant, alien, remise, release, convey, assign, transfer, mortgage, pledge, set over and confirm, unto Bankers Trust Company, as Trustee aforesaid, and to its successors in the trust hereby created, in trust upon the conditions, terms and provisions of the Indenture, subject to the encumbrances and other matters permitted by the Indenture, all and singular the following premises, properties, interests and rights, all to the same extent and with the same force and effect as though owned by the Company at the date of execution of the Original Indenture and described in the same detail in the Granting Clauses of the Original Indenture, such premises, properties, interests and rights having been generally described and referred to in the Original Indenture, and to such ends the company hereby supplements, as below set forth, the Granting Clauses of the Original Indenture.

     WHEREAS, all conditions and requirements necessary to make this Twenty-Seventh Supplemental Indenture a valid, binding and legal instrument have been done, performed and fulfilled, and the execution and delivery hereof have been in all respects duly authorized;

     NOW, THEREFORE, to secure the performance and observation of each and every of the covenants and conditions contained in the Indenture, and without in any way limiting the generality or effect of the Indenture insofar as by any provision thereof any of the properties therein or hereinafter referred to are now subject, or are now intended to be subject to the lien and operation thereof, but to such extent confirming such lien and operation to this Twenty-Seventh Supplemental Indenture and by these presents does grant, bargain, sell, warrant, alien, remise, release, convey, assign, transfer, mortgage, pledge, set over and confirm, unto Bankers Trust Company, as Trustee aforesaid, and to its successors in the trust hereby created, in trust upon the conditions, terms and provisions of the Indenture, subject to the encumbrances and other matters permitted by the Indenture, all and singular the following premises, properties, interests and rights, all to the same extent and with the same force and effect as though owned by the Company at the date of execution of the Original Indenture and described in the same detail in the Granting Clauses of the Original Indenture, such premises, properties, interests and rights having been generally described and referred to in the Original Indenture, and to such ends the Company hereby supplements, as below set forth, the Granting Clauses of the Original Indenture:

                               GRANTING CLAUSES

     FIRST: All those certain parcels of land, leasehold estates and interests in land, situate in the County of Clark, State of Nevada, and described on Exhibit B attached hereto and incorporated herein by reference.

     SECOND: All of the premises, property, franchises and rights of every kind and description, real, personal and mixed, tangible and intangible, now owned or hereafter acquired by the Company and wherever situate.

     Together with all and singular the tenements, hereditament and appurtenances belonging or in anywise appertaining to the aforesaid property or any part thereof, with the reversion and reversions, remainder and remainders, tolls, rents, revenues, issues, income, products and profits thereof and all the estate, right, title, interest and claim whatsoever at law as well as in equity, which the Company now has or may hereafter acquire in and to the aforesaid property and franchises and every part and parcel thereof.

     Excepting and excluding, however, any and all property, premises and rights of the kinds or classes which by the terms of the Indenture are excepted and excluded from the lien and operation thereof, and therein sometimes referred to as "Excepted Property" (subject, however, to the Trustee's rights to possession of Excepted Property in case of default, as set forth under "Excepted Property" in the Original Indenture).

     TO HAVE AND TO HOLD in trust with power of sale for the equal and proportionate benefit and security of all holders of all Bonds and the interest coupons appertaining thereto, now or hereafter issued under the Indenture, and for the enforcement and payment of Bonds and interest thereon when payable, and the performance of and compliance with the covenants and conditions of the Indenture, without any preference, distinction or priority as to lien or otherwise of any Bonds or coupons over any others thereof by reason of the difference in the time of the actual issue, sale or negotiation thereof, or by reason of the date of maturity thereof, or for any other reason whatsoever, except as otherwise expressly provided in the Indenture, so that each and every Bond shall have the same lien and so that the interest and principal of every Bond shall, subject to the terms thereof, be equally and proportionately secured by said lien, as if such Bond had been made, executed, delivered, sold and negotiated simultaneously with the execution and delivery of the Original Indenture.

     The Trustee executes this Twenty-Seventh Supplemental Indenture only on the condition that it shall have and enjoy with respect thereto all of the rights, privileges and immunities as set forth in the Indenture.

     The Company has agreed and covenanted and does hereby agree and covenant with the Trustee and its successors and assigns, and with the respective holders from time to time of the Bonds, or any thereof, as follows:

                                    PART I

                                   ARTICLE I

                           ASSUMPTION OF OBLIGATIONS

     (S) 1.01 The Company hereby expressly assumes the due and punctual payment of principal, premium, if any, and interest on all of the Bonds according to their tenor and effect, and also hereby assumes the due and punctual performance and observance of all of the covenants and conditions of the Indenture to be performed by the Company, and all obligations with respect to the lien created by the granting clauses thereof on properties hereafter acquired.

     (S) 1.02 The Company hereby covenants and agrees that it will take any and all action necessary or advisable or desirable to preserve the lien and security of the Indenture and all of the rights and powers of the Trustee and the Bondholders thereunder.

                                  ARTICLE II

                        REPRESENTATIONS AND WARRANTIES

     (S) 2.01 The Company represents and warrants that, as of the date of execution of this Twenty-Seventh Supplemental Indenture, it has good and marketable title in fee simple to all the real properties described in the Granting Clauses of the Original Indenture, the First Supplemental Indenture, the Instrument of Further Assurance, the Second Supplemental Indenture, the Third Supplemental Indenture, the Fourth Supplemental Indenture, the Fifth Supplemental Indenture, the Sixth Supplemental Indenture, the Seventh Supplemental Indenture, the Eighth Supplemental Indenture, the Ninth Supplemental Indenture, the Tenth Supplemental Indenture, the Eleventh Supplemental Indenture, the Twelfth Supplemental Indenture, the Thirteenth Supplemental Indenture, the Fourteenth Supplemental Indenture, the Fifteenth Supplemental Indenture, the Sixteenth Supplemental Indenture, the Seventeenth Supplemental Indenture, the Eighteenth Supplemental Indenture, the Nineteenth Supplemental Indenture, the Twentieth Supplemental Indenture, the Twenty-First Supplemental Indenture, the Twenty-Second Supplemental Indenture, the Twenty-Third Supplemental Indenture, the Twenty-Fourth Supplemental Indenture, the Twenty-Fifth Supplemental Indenture, the Twenty-Sixth Supplemental Indenture and this Twenty-Seventh Supplemental Indenture (except any property heretofore released from the lien of the Indenture in accordance with the terms thereof), free and clear of any liens and encumbrances except Permitted Encumbrances and those, if any, referred to in said Granting Clauses, and that it has good and marketable title and is lawfully possessed of all other properties described in said Granting Clauses (except any properties therein described as to be acquired by the Company after the date of this Twenty-Seventh Supplemental Indenture and except any property heretofore released from the lien of the Indenture in accordance with the terms thereof), and the Indenture constitutes a direct and valid first mortgage lien on all such properties, subject only to Permitted Encumbrances and those, if any, referred to in said Granting Clauses. The Company represents and warrants that it has and covenants that it will continue to have, subject to the provisions of the Indenture, good right, full power and lawful authority to grant, bargain, sell, warrant, alien, remise, release, convey, assign, transfer, mortgage, pledge, set over and confirm to the Trustee all properties of every kind and nature described or referred to in said Granting Clauses (except any properties therein described as to be acquired by the Company after the date of this Twenty-Seventh Supplemental Indenture) which by the provisions of the Indenture are intended to be subject to the lien of the Indenture and that it will defend the title to such property and every part thereof to the Trustee forever, for the benefit of the holders of the Bonds, against the claims and demands of all persons whomsoever.

                                    PART II

                           MISCELLANEOUS PROVISIONS

     Except insofar as herein otherwise expressly provided, all of the definitions, provisions, terms and conditions of the Indenture shall be deemed to be incorporated in, and made a part of, this Twenty-Seventh Supplemental Indenture; and the Original Indenture as amended and supplemented by the First Supplemental Indenture, the Second Supplemental Indenture, the Third Supplemental Indenture, the Fourth Supplemental Indenture, the Fifth Supplemental

Indenture, the Sixth Supplemental Indenture, the Seventh Supplemental Indenture, the Eighth Supplemental Indenture, the Ninth Supplemental Indenture, the Tenth Supplemental Indenture, the Eleventh Supplemental Indenture, the Twelfth Supplemental Indenture, the Thirteenth Supplemental Indenture, the Fourteenth Supplemental Indenture, the Fifteenth Supplemental Indenture, the Sixteenth Supplemental Indenture, the Seventeenth Supplemental Indenture, the Eighteenth Supplemental Indenture, the Nineteenth Supplemental Indenture, the Twentieth Supplemental Indenture, the Twenty-First Supplemental Indenture, the Twenty-Second Supplemental Indenture, the Twenty-Third Supplemental Indenture, Twenty-Fourth Supplemental Indenture, the Twenty-Fifth Supplemental Indenture and the Twenty-Sixth Supplemental Indenture is in all respects ratified and confirmed and supplemented by this Twenty-Seventh Supplemental Indenture; and the Original Indenture as amended and supplemented shall be read, taken and construed as one and the same instrument; provided, however, that no provision of this Twenty-Seventh Supplemental Indenture is intended to reinstate any provisions in the Original Indenture which were amended and superseded by the Trust Indenture Reform Act of 1990.

     All covenants, promises, agreements, undertakings and provisions of the Indenture which exist for the benefit of, or while or so long as Series L Bonds, Series T Bonds, Series V Bonds, Series W Bonds, Series X Bonds, Series Y Bonds, Series Z Bonds or Series AA Bonds are outstanding, are hereby confirmed and the Company warrants and represents that each such covenant, promise, agreement, undertaking and provisions shall be observed, performed and complied with by the Company.

     This Twenty-Seventh Supplemental Indenture shall be effective as of the date first hereinabove set forth, and may be executed simultaneously or from time to time in several counterparts, and each counterpart shall constitute an original instrument, and it shall not be necessary in making proof of this Twenty-Seventh Supplemental Indenture or of any counterpart thereof to produce or account for any of the other counterparts.

     IN WITNESS WHEREOF, said Nevada Power Company has caused this Twenty-Seventh Supplemental Indenture to be executed on its behalf by its President or one of its Vice Presidents and its corporate seal to be hereto affixed, and the said seal and this Twenty-Seventh Supplemental Indenture to be attested by its Secretary or Assistant Secretary; and said Bankers Trust Company, in evidence of its acceptance of the trust hereby created has caused this Twenty-Seventh Supplemental Indenture to be executed on its behalf by its Chairman of the Board and Chief Executive Officer, President or a Vice President and its corporate seal to be hereto affixed and said seal and this Twenty-Seventh Supplemental Indenture to be attested by its Secretary or an Assistant Secretary, all as of the 1st day of July, 1999.

                                    NEVADA POWER COMPANY

[S E A L]
                                    By:
                                         William E. Peterson
ATTEST:                                  Senior Vice President
                                         and General Counsel



                                    BANKERS TRUST COMPANY, as Trustee


                                    By:
                                               Assistant Vice President




[S E A L]

ATTEST:

STATE OF NEVADA          )
                    )  ss.
COUNTY OF __________)

     On this ____ day of ___________, 1999, personally appeared before me, a Notary Public in and for said County and State, __________________________ and ___________________________, known to me to be the ___________________________
and ______________________, respectively, of Nevada Power Company, one of the corporations that executed the foregoing instrument, and upon oath did depose that they are the officers of said corporation as above designated; that they are acquainted with the seal of said corporation and that the seal affixed to said instrument is the corporate seal of said corporation; that the signatures to said instrument were made by officers of said corporation as indicated after said signatures, and that the said corporation executed the said instrument freely and voluntarily and for the uses and purposes therein mentioned.


                              ________________________________________
                                    Notary Public



     On ____________, 1999, before me, ________________________, personally appeared _______________________________ [_] personally known to me OR [_]
proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.


     WITNESS my hand and official seal.


___________________________________
                                          Signature of Notary

[SEAL]

STATE OF NEW YORK  )
                   )  ss.
COUNTY OF NEW YORK )

         On this ____ day of __________, 1999, before me personally came ___________________, to me known, who, being by me duly sworn, did depose and say that he resides at ______________________ ________________________; that he is an Assistant Vice President of Bankers Trust Company, one of the corporations described in and which executed the above instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation, and that he signed his name thereto by like order.


[Notarial seal]                 ________________________________________



         On ____________, 1999, before me, ________________________, personally appeared _______________________________ [ ] personally known to me OR [ ]
proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.


         WITNESS my hand and official seal.


_______________________________________
                                                Signature of Notary

[SEAL]

                                   EXHIBIT A


         The Original Indenture, First Supplemental Indenture, an Instrument of Further Assurance, Second Supplemental Indenture, Third Supplemental Indenture, Fourth Supplemental Indenture, Fifth Supplemental Indenture, Sixth Supplemental Indenture, Seventh Supplemental Indenture, Eighth Supplemental Indenture, Ninth Supplemental Indenture, Tenth Supplemental Indenture, Eleventh Supplemental Indenture, Twelfth Supplemental Indenture, Thirteenth Supplemental Indenture, Fourteenth Supplemental Indenture, Fifteenth Supplemental Indenture, Sixteenth Supplemental Indenture, Seventeenth Supplemental Indenture, Eighteenth Supplemental Indenture, Nineteenth Supplemental Indenture, Twentieth Supplemental Indenture, Twenty-First Supplemental Indenture, Twenty-Second Supplemental Indenture, Twenty-Third Supplemental Indenture, Twenty-Fourth Supplemental Indenture, Twenty-Fifth Supplemental Indenture and Twenty-Sixth Supplemental Indenture were recorded in Offices of the County Recorders of the States of Nevada, Arizona and Utah as follows:

                                          NEVADA
                                       CLARK COUNTY

                                         RECORDED         DOC. NO.    RECORDS
                                         --------         --------    ---------
Original Indenture                      Nov. 6, 1953       417,677   Trust Deeds
First Supplemental Indenture            Sept. 23, 1954      20,904   Official Records
Instrument of Further Assurance         Apr. 19, 1956       75,779   Official Records
Second Supplemental Indenture           Sept. 19, 1956      89,423   Official Records
Third Supplemental Indenture            May 15, 1959       160,878   Official Records
Fourth Supplemental Indenture           Oct. 28, 1960      215,907   Official Records
Fifth Supplemental Indenture            Dec. 4, 1961       267,362   Official Records
Sixth Supplemental Indenture            Oct. 18, 1963      391,466   Official Records
Seventh Supplemental Indenture          Aug. 7, 1964       451,010   Official Records
Eighth Supplemental Indenture           May 10, 1968       700,126   Official Records
Ninth Supplemental Indenture            Oct. 16, 1969      791,246   Official Records
Tenth Supplemental Indenture            Oct. 2, 1970        53,871   Official Records
Eleventh Supplemental Indenture         Oct. 27, 1972      233,640   Official Records
Twelfth Supplemental Indenture          Dec. 6, 1974       438,246   Official Records
Thirteenth Supplemental Indenture       Oct. 19, 1976      629,589   Official Records
Fourteenth Supplemental Indenture       May 4, 1977        693,961   Official Records
Fifteenth Supplemental Indenture        Sept. 5, 1978      898,343   Official Records
Sixteenth Supplemental Indenture        Dec. 4, 1981     1,453,990   Official Records
Seventeenth Supplemental Indenture      Aug. 19, 1982    1,569,991   Official Records
Eighteenth Supplemental Indenture       Nov. 13, 1986        00622   Official Records
Nineteenth Supplemental Indenture       Oct. 12, 1989        00576   Official Records
Twentieth Supplemental Indenture        April 30, 1992       01212   Official Records
Twenty-First Supplemental Indenture     June 19, 1992        01239   Official Records
Twenty-Second Supplemental Indenture    June 19, 1992        01240   Official Records
Twenty-Third Supplemental Indenture     October 26, 199      00858   Official Records
Twenty-Fourth Supplemental Indenture    November 2, 199      00901   Official Records
Twenty-Fifth Supplemental Indenture     January 11, 199      00710   Official Records
Twenty-Sixth Supplemental Indenture     May 18, 1995         00625   Official Records

                                    NEVADA
                                  NYE COUNTY

                                             RECORDED      DOC. NO.     RECORDS
                                             --------      --------     -------
  Original Indenture                      Sept. 19, 1956     24,334  Trust Deeds
  First Supplemental Indenture            Sept. 19, 1956     24,335  Official Records
  Instrument of Further Assurance         Sept. 19, 1956     24,336  Official Records
  Second Supplemental Indenture           Sept. 19, 1956     24,337  Official Records
  Third Supplemental Indenture            May 15, 1959       31,466  Official Records
  Fourth Supplemental Indenture           Oct. 28, 1960      37,060  Official Records
  Fifth Supplemental Indenture            Dec. 5, 1961       39,876  Official Records
  Sixth Supplemental Indenture            Oct. 18, 1963      46,249  Official Records
  Seventh Supplemental Indenture          Aug. 7, 1964       48,660  Official Records
  Eighth Supplemental Indenture           May 10, 1968       05,910  Official Records
  Ninth Supplemental Indenture            Oct. 17, 1969      15,192  Official Records
  Tenth Supplemental Indenture            Oct. 5, 1970       20,294  Official Records
  Eleventh Supplemental Indenture         Oct. 30, 1972      35,265  Official Records
  Twelfth Supplemental Indenture          Dec. 9, 1974       45,632  Official Records
  Thirteenth Supplemental Indenture       Oct. 19, 1976      55,802  Official Records
  Fourteenth Supplemental Indenture       May 4, 1977        58,169  Official Records
  Fifteenth Supplemental Indenture        Sept. 5, 1978      70,767  Official Records
  Sixteenth Supplemental Indenture        Dec. 4, 1981       54,601  Official Records
  Seventeenth Supplemental Indenture      Aug. 19, 1982      65,354  Official Records
  Eighteenth Supplemental Indenture       Nov. 13, 1986     171,431  Official Records
  Nineteenth Supplemental Indenture       Oct. 12, 1989      245632  Official Records
  Twentieth Supplemental Indenture        April 30, 1992     307547  Official Records
  Twenty-First Supplemental Indenture     June 19, 1992      310469  Official Records
  Twenty-Second Supplemental Indenture    June 19, 1992      310470  Official Records
  Twenty-Third Supplemental Indenture     October 26, 1992   320357  Official Records
  Twenty-Fourth Supplemental Indenture    November 2, 1992   320802  Official Records
  Twenty-Fifth Supplemental Indenture     January 11, 1993   324817  Official Records
  Twenty-Sixth Supplemental Indenture     May 18, 1995       372538  Official Records

                                    NEVADA
                                LINCOLN COUNTY

                                            RECORDED       DOC. NO.      RECORDS
                                            --------       --------      -------
Original Indenture                      Sept. 1, 1972       52,162  Official Records
First Supplemental Indenture            Sept. 1, 1972       52,163  Official Records
Instrument of Further Assurance         Sept. 1, 1972       52,164  Official Records
Second Supplemental Indenture           Sept. 1, 1972       52,165  Official Records
Third Supplemental Indenture            Sept. 1, 1972       52,166  Official Records
Fourth Supplemental Indenture           Sept. 1, 1972       52,167  Official Records
Fifth Supplemental Indenture            Sept. 1, 1972       52,168  Official Records
Sixth Supplemental Indenture            Sept. 1, 1972       52,169  Official Records
Seventh Supplemental Indenture          Sept. 1, 1972       52,170  Official Records
Eighth Supplemental Indenture           Sept. 1, 1972       52,171  Official Records
Ninth Supplemental Indenture            Sept. 1, 1972       52,172  Official Records
Tenth Supplemental Indenture            Sept. 1, 1972       52,173  Official Records
Eleventh Supplemental Indenture         Oct. 30, 1972       52,330  Official Records
Twelfth Supplemental Indenture          Dec. 6, 1974        55,557  Official Records
Thirteenth Supplemental Indenture       Oct. 19, 1976       58,659  Official Records
Fourteenth Supplemental Indenture       May 4, 1977         59,627  Official Records
Fifteenth Supplemental Indenture        Sept. 5, 1978       62,731  Official Records
Sixteenth Supplemental Indenture        Dec. 4, 1981        74,010  Official Records
Seventeenth Supplemental Indenture      Aug. 19, 1982       75,970  Official Records
Eighteenth Supplemental Indenture       Nov. 13, 1986       85,911  Official Records
Nineteenth Supplemental Indenture       Oct. 12, 1989        92444  Official Records
Twentieth Supplemental Indenture        April 30, 1992       98382  Official Records
Twenty-First Supplemental Indenture     June 19, 1992        98558  Official Records
Twenty-Second Supplemental Indenture    June 19, 1992        98559  Official Records
Twenty-Third Supplemental Indenture     October 26, 1992     99552  Official Records
Twenty-Fourth Supplemental Indenture    November 2, 1992     99062  Official Records
Twenty-Fifth Supplemental Indenture     January 11, 1993     99782  Official Records
Twenty-Sixth Supplemental Indenture     May 18, 1995        103516  Official Records

                                    ARIZONA
                                 NAVAJO COUNTY

                                          RECORDED         DOC. NO.       RECORDS
                                          --------         --------       -------
Original Indenture                      Oct. 5, 1970        330/196  Official Records
First Supplemental Indenture            Oct. 5, 1970        330/301  Official Records
Instrument of Further Assurance         Oct. 5, 1970        330/340  Official Records
Second Supplemental Indenture           Oct. 5, 1970        330/351  Official Records
Third Supplemental Indenture            Oct. 5, 1970        330/422  Official Records
Fourth Supplemental Indenture           Oct. 5, 1970        330/464  Official Records
Fifth Supplemental Indenture            Oct. 5, 1970        330/496  Official Records
Sixth Supplemental Indenture            Oct. 5, 1970        330/530  Official Records
Seventh Supplemental Indenture          Oct. 5, 1970        330/567  Official Records
Eighth Supplemental Indenture           Oct. 5, 1970        330/604  Official Records
Ninth Supplemental Indenture            Oct. 5, 1970        330/635  Official Records
Tenth Supplemental Indenture            Oct. 5, 1970         330/80  Official Records
Eleventh Supplemental Indenture         Oct. 30, 1972       376/364  Official Records
Twelfth Supplemental Indenture          Dec. 9, 1974        426/148  Official Records
Thirteenth Supplemental Indenture       Oct. 19, 1976       473/494  Official Records
Fourteenth Supplemental Indenture       May 4, 1977         486/754  Official Records
Fifteenth Supplemental Indenture        Sept. 5, 1978       531/167  Official Records
Sixteenth Supplemental Indenture        Dec. 4, 1981        647/828  Official Records
Seventeenth Supplemental Indenture      Aug. 19, 1982       671/789  Official Records
Eighteenth Supplemental Indenture       Nov. 13, 1986       846/551  Official Records
Nineteenth Supplemental Indenture       Oct. 12, 1989       970/816  Official Records
Twentieth Supplemental Indenture        April 30, 1992     1076//21  Official Records
Twenty-First Supplemental Indenture     June 19, 1992      1083/537  Official Records
Twenty-Second Supplemental Indenture    June 19, 1992      1083/557  Official Records
Twenty-Third Supplemental Indenture     October 26, 1992    1103/36  Official Records
Twenty-Fourth Supplemental Indenture    October 30, 1992     1104/1  Official Records
Twenty-Fifth Supplemental Indenture     January 11, 1993   1112/693  Official Records
Twenty-Sixth Supplemental Indenture     May 18, 1995      1995/7363  Official Records

                                    ARIZONA
                                COCONINO COUNTY

                                            RECORDED      DOC. NO.      RECORDS
                                            --------      --------      -------
Original Indenture                      Oct. 1, 1970           370  Official Records
First Supplemental Indenture            Oct. 1, 1970           370  Official Records
Instrument of Further Assurance         Oct. 1, 1970           370  Official Records
Second Supplemental Indenture           Oct. 1, 1970           370  Official Records
Third Supplemental Indenture            Oct. 1, 1970           370  Official Records
Fourth Supplemental Indenture           Oct. 1, 1970           370  Official Records
Fifth Supplemental Indenture            Oct. 1, 1970           370  Official Records
Sixth Supplemental Indenture            Oct. 1, 1970           370  Official Records
Seventh Supplemental Indenture          Oct. 1, 1970           370  Official Records
Eighth Supplemental Indenture           Oct. 1, 1970           370  Official Records
Ninth Supplemental Indenture            Oct. 1, 1970           370  Official Records
Tenth Supplemental Indenture            Oct. 5, 1970           370  Official Records
Eleventh Supplemental Indenture         Oct. 30, 1972          445  Official Records
Twelfth Supplemental Indenture          Dec. 9, 1974           528  Official Records
Thirteenth Supplemental Indenture       Oct. 19, 1976          606  Official Records
Fourteenth Supplemental Indenture       May 4, 1977            628  Official Records
Fifteenth Supplemental Indenture        Sept. 5, 1978          697  Official Records
Sixteenth Supplemental Indenture        Dec. 4, 1981           862  Official Records
Seventeenth Supplemental Indenture      Aug. 19, 1982          896  Official Records
Eighteenth Supplemental Indenture       Nov. 13, 1986         1125  Official Records
Nineteenth Supplemental Indenture       Oct. 12, 1989         1304  Official Records
Twentieth Supplemental Indenture        April 30, 1992        1471  Official Records
Twenty-First Supplemental Indenture     June 19, 1992         1483  Official Records
Twenty-Second Supplemental Indenture    June 19, 1992         1483  Official Records
Twenty-Third Supplemental Indenture     October 26, 1992      1515  Official Records
Twenty-Fourth Supplemental Indenture    October 30, 1992      1517  Official Records
Twenty-Fifth Supplemental Indenture     January 11, 1993      1535  Official Records
Twenty-Sixth Supplemental Indenture     May 18, 1995          1769  Official Records

                                    ARIZONA
                                 MOHAVE COUNTY

                                            RECORDED      DOC. NO.      RECORDS
                                        ----------------  --------  ----------------

Original Indenture                      Aug. 28, 1972           50  Official Records
First Supplemental Indenture            Aug. 28, 1972           50  Official Records
Instrument of Further Assurance         Aug. 28, 1972           50  Official Records
Second Supplemental Indenture           Aug. 28, 1972           50  Official Records
Third Supplemental Indenture            Aug. 28, 1972           50  Official Records
Fourth Supplemental Indenture           Aug. 28, 1972           50  Official Records
Fifth Supplemental Indenture            Aug. 28, 1972           50  Official Records
Sixth Supplemental Indenture            Aug. 28, 1972           50  Official Records
Seventh Supplemental Indenture          Aug. 28, 1972           51  Official Records
Eighth Supplemental Indenture           Aug. 28, 1972           51  Official Records
Ninth Supplemental Indenture            Aug. 28, 1972           51  Official Records
Tenth Supplemental Indenture            Aug. 28, 1972           51  Official Records
Eleventh Supplemental Indenture         Oct. 30, 1972           67  Official Records
Twelfth Supplemental Indenture          Dec. 9, 1974           250  Official Records
Thirteenth Supplemental Indenture       Oct. 19, 1976          355  Official Records
Fourteenth Supplemental Indenture       May 4, 1977            390  Official Records
Fifteenth Supplemental Indenture        Sept. 5, 1978          489  Official Records
Sixteenth Supplemental Indenture        Dec. 4, 1981           765  Official Records
Seventeenth Supplemental Indenture      Aug. 19, 1982          865  Official Records
Eighteenth Supplemental Indenture       Nov. 13, 1986         1264  Official Records
Nineteenth Supplemental Indenture       Oct. 12, 1989         1612  Official Records
Twentieth Supplemental Indenture        April 30, 1992    92-12800  Official Records
Twenty-First Supplemental Indenture     June 19, 1992     92-33181  Official Records
Twenty-Second Supplemental Indenture    June 19, 1992     92-33182  Official Records
Twenty-Third Supplemental Indenture     October 26, 1992  92-58584  Official Records
Twenty-Fourth Supplemental Indenture    October 30, 1992  92-59727  Official Records
Twenty-Fifth Supplemental Indenture     January 11, 1993      2160  Official Records
Twenty-Sixth Supplemental Indenture     May 18, 1995          2568  Official Records

                                      UTAH
                                  KANE COUNTY

                                            RECORDED      DOC. NO.      RECORDS
                                        ----------------  --------  ----------------

Original Indenture                      Sept. 12, 1972          35  Official Records
First Supplemental Indenture            Sept. 12, 1972          35  Official Records
Instrument of Further Assurance         Sept. 12, 1972          35  Official Records
Second Supplemental Indenture           Sept. 12, 1972          35  Official Records
Third Supplemental Indenture            Sept. 12, 1972          35  Official Records
Fourth Supplemental Indenture           Sept. 12, 1972          35  Official Records
Fifth Supplemental Indenture            Sept. 12, 1972          35  Official Records
Sixth Supplemental Indenture            Sept. 12, 1972          35  Official Records
Seventh Supplemental Indenture          Sept. 12, 1972          35  Official Records
Eighth Supplemental Indenture           Sept. 12, 1972          35  Official Records
Ninth Supplemental Indenture            Sept. 12, 1972          35  Official Records
Tenth Supplemental Indenture            Sept. 12, 1972          35  Official Records
Eleventh Supplemental Indenture         Oct. 30, 1972           35  Official Records
Twelfth Supplemental Indenture          Dec. 9, 1974            44  Official Records
Thirteenth Supplemental Indenture       Oct. 19, 1976           53  Official Records
Fourteenth Supplemental Indenture       May 4, 1977             55  Official Records
Fifteenth Supplemental Indenture        Sept. 5, 1978           59  Official Records
Sixteenth Supplemental Indenture        Dec. 4, 1981            71  Official Records
Seventeenth Supplemental Indenture      Aug. 19, 1982          074  Official Records
Eighteenth Supplemental Indenture       Nov. 13, 1986          093  Official Records
Nineteenth Supplemental Indenture       Oct. 12, 1989         0106  Official Records
Twentieth Supplemental Indenture        April 30, 1992       72900  Official Records
Twenty-First Supplemental Indenture     June 19, 1992        73283  Official Records
Twenty-Second Supplemental Indenture    June 19, 1992        73284  Official Records
Twenty-Third Supplemental Indenture     October 26, 1992     74584  Official Records
Twenty-Fourth Supplemental Indenture    October 30, 1992     74641  Official Records
Twenty-Fifth Supplemental Indenture     January 11, 1993     75203  Official Records
Twenty-Sixth Supplemental Indenture     May 18, 1995         83330  Official Records

                                      UTAH
                               WASHINGTON COUNTY

                                            RECORDED      DOC. NO.      RECORDS
                                        ----------------  --------  ----------------

Original Indenture                      Sept. 22, 1972         124  Official Records
First Supplemental Indenture            Sept. 22, 1972         124  Official Records
Instrument of Further Assurance         Sept. 22, 1972         124  Official Records
Second Supplemental Indenture           Sept. 22, 1972         124  Official Records
Third Supplemental Indenture            Sept. 22, 1972         124  Official Records
Fourth Supplemental Indenture           Sept. 22, 1972         124  Official Records
Fifth Supplemental Indenture            Sept. 22, 1972         124  Official Records
Sixth Supplemental Indenture            Sept. 22, 1972         124  Official Records
Seventh Supplemental Indenture          Sept. 22, 1972         124  Official Records
Eighth Supplemental Indenture           Sept. 22, 1972         124  Official Records
Ninth Supplemental Indenture            Sept. 22, 1972         124  Official Records
Tenth Supplemental Indenture            Sept. 22, 1972         124  Official Records
Eleventh Supplemental Indenture         Oct. 30, 1972          127  Official Records
Twelfth Supplemental Indenture          Dec. 9, 1974           163  Official Records
Thirteenth Supplemental Indenture       Oct. 19, 1976          204  Official Records
Fourteenth Supplemental Indenture       May 4, 1977            218  Official Records
Fifteenth Supplemental Indenture        Sept. 5, 1978          239  Official Records
Sixteenth Supplemental Indenture        Dec. 4, 1981           302  Official Records
Seventeenth Supplemental Indenture      Aug. 19, 1982          313  Official Records
Eighteenth Supplemental Indenture       Nov. 13, 1986          431  Official Records
Nineteenth Supplemental Indenture       Oct. 12, 1989          537  Official Records
Twentieth Supplemental Indenture        April 30, 1992      405624  Official Records
Twenty-First Supplemental Indenture     June 19, 1992       409301  Official Records
Twenty-Second Supplemental Indenture    June 19, 1992       409302  Official Records
Twenty-Third Supplemental Indenture     October 26, 1992    417975  Official Records
Twenty-Fourth Supplemental Indenture    October 30, 1992    418495  Official Records
Twenty-Fifth Supplemental Indenture     January 11, 1993    423543  Official Records
Twenty-Sixth Supplemental Indenture     May 18, 1995        500264  Official Records

The foregoing document was recorded as follows:


                               RECORDED      DOC. NO.       RECORDS
                            --------------  ----------  ----------------

Clark County, Nevada        August 5, 1999       01202  Official Records

Nye County, Nevada          August 5, 1999      475120  Official Records

Lincoln County, Nevada      August 5, 1999      113157  Official Records

Navajo County, Arizona      August 5, 1999  1999 16074  Official Records

Coconino County, Arizona    August 5, 1999     3017077  Official Records

Mohave County, Arizona      August 5, 1999    99047383  Official Records

Kane County, Utah           August 5, 1999       99595  Official Records

Washington County, Utah     August 5, 1999    00657403  Official Records

                                   EXHIBIT B

                              PROPERTY ADDITIONS


     All that Real Property situate in the County of Clark, State of Nevada bounded and described as follows:

PARCEL 1:
--------

     Government Lot Eight (8) in Section 19, Township 21 South, Range 60 East, M.D.B. & M.

PARCEL 2:
--------

     That portion of the Northwest quarter (NW1/4) of Section 18, Township 22 South, Range 63 East, M.D. B & M described as follows:

     Parcel (2) as shown by map thereof in file 76 of Parcel Maps, page 41, in the office of the County Recorder, Clark County, Nevada.

     Also known as:

     A portion of Parcel F per Document No. 645527 in Book 803, Official Records, Clark County, Nevada.

     The above referred to parcel of land, situate in the County of Clark, State of Nevada, is that portion of the Northwest Quarter (NW1/4) of Section 18, Township 22 South, Range 63 East, M.D.M., Nevada, described as follows:

     COMMENCING at the Northwest (NW) corner of said Section 18; thence North 89 (degrees) 42' 30" East, along the North line thereof, 1553.94 feet to a point on the West right of way line of BMP Entrance Road; thence South 08(degrees) 51' 37" East, along the West line thereof, 294.54 feet to a point hereinafter designated as POINT "A"; thence continuing South 08(degrees) 51' 37" East, along said West line, 30.00 feet to a point of intersection of Avenue "L" and BMP Entrance Road; thence South 81(degrees) 08' 23" West, along the centerline of Avenue "L", 53.00 feet; thence North 08(degrees) 51' 37" West, 30.00 feet to the POINT OF BEGINNING; thence continuing North 08(degrees) 51' 37" West, 270.00 feet; thence South 81(degrees) 08' 23" West, 300.00 feet; thence South 08(degrees) 51' 37" East, 270.00 feet; thence North 81(degrees) 08' 23" East, 300 feet to the point of beginning.

PARCEL 3:
--------

     The Northeast Quarter (NE 1/4) of the Northeast Quarter (NE 1/4) of the Northeast Quarter (NE 1/4) of the Southwest Quarter (SW 1/4) of Section 5, Township 20 South, Range 60 East, Mount Diablo Meridian, Nevada.

PARCEL 4:
--------

     THAT PORTION OF THE NORTH HALF (N 1/2) OF SECTION 27, TOWNSHIP 20 SOUTH, RANGE 62 EAST, M.D.B. & M., DESCRIBED AS FOLLOWS:

     BEGINNING AT THE NORTHWEST CORNER OF SECTION 27, TOWNSHIP 20 SOUTH, RANGE 62 EAST, M.D.B. & M.; THENCE 89 53' 57" EAST, ALONG THE NORTH LINE THEREOF A DISTANCE OF 265.40 FEET TO A POINT ON THE WEST RIGHT OF WAY LINE OF A 100 FOOT WIDE RIGHT OF WAY DEDICATED TO THE LINCOLN COUNTY POWER DISTRICT NO. 1, RECORDED JANUARY 19, 1956 AS DOCUMENT NO. 67575 OF OFFICIAL RECORDS, CLARK COUNTY, NEVADA; THENCE SOUTH 00 03'22" EAST ALONG SAID WEST RIGHT OF WAY LINE A DISTANCE OF 1344.03 FEET TO A POINT ON THE SOUTH LINE OF THE NORTHWEST QUARTER (NW 1/4) OF THE NORTHWEST QUARTER (NW 1/4) OF SAID
     SECTION 27; THENCE NORTH 89 46'46" WEST ALONG SAID SOUTH LINE A DISTANCE OF
     267.56 FEET TO A POINT IN THE WEST LINE OF THE NORTHWEST QUARTER (NW 1/4) OF SECTION 27; THENCE NORTH 00 02'10" WEST A DISTANCE OF 1342.53 FEET ALONG SAID WEST LINE TO THE TRUE POINT OF BEGINNING.

     EXCEPT THE INTEREST IN AND TO THE WESTERLY FORTY (40) FEET OF SAID LAND AS CONVEYED TO CLARK COUNTY, NEVADA FOR STREET AND ROAD PURPOSES BY DEED RECORDED JUNE 16, 1954 AS DOCUMENT NO. 12744 OF OFFICIAL RECORDS, CLARK COUNTY, NEVADA.

     ALSO EXCEPTING THEREFROM AN UNDIVIDED ONE-HALF (1/2) INTEREST IN ALL OIL AND GAS RIGHTS IN AND UNDER SAID LAND AS RESERVED BY JOHN E. CAVANAUGH, ET AL, IN DEED RECORDED MARCH 4, 1954 AS DOCUMENT NO. 4535 OF OFFICIAL RECORDS, CLARK COUNTY, NEVADA RECORDS.

PARCEL 5:
--------

     The South Half (S 1/2) of the North Half (N 1/2) of the Northeast Quarter (NE 1/4) of the Southeast Quarter (SE 1/4) of Section 31, Township 19 South, Range 61 East, M.D.M.

     EXCEPTING THEREFROM the interest in and to the East Forty (40.00) feet thereof as conveyed to the City of North Las Vegas by Deed Recorded July 17, 1987 as Document No. 00590, Official Records.

     Said land also being Lot Five Hundred Sixty-three (563) of that certain Record of Survey Recorded October 18, 1989 in File 52, Page 70 of surveys.

PARCEL 6:
--------

     That portion of the northeast Quarter (NE 1/4) of Section 2, Township 20 South, Range 61 East, M.D.M., Nevada, being the Northerly 436.56 feet of Lot 2 per File 55 of Parcel Maps, Page 78, recorded February 25, 1988, as Document No. 00935 in Book 880225 of Official Records, Clark County, Nevada.

PARCEL 7:
--------

     U.S. GOVERNMENT TRACT THIRTY-EIGHT (38) in Section 20 and 21, Township 17 South, Range 64 East, M.D.B.&M.

PARCEL 8:
--------

     THE NORTHWEST QUARTER (NW 1/4) OF THE NORTHEAST QUARTER (NE 1/4) OF THE SOUTHWEST QUARTER (SW 1/4) OF THE NORTHEAST QUARTER (NE 1/4) OF SECTION 25, TOWNSHIP 22 SOUTH, RANGE 60 EAST, M.D.B. & M.

     EXCEPTING AND RESERVING ALSO TO THE UNITED STATES ALL OIL, GAS, AND OTHER MINERAL DEPOSITS IN THE LAND, TOGETHER WITH THE RIGHT TO PROSPECT FOR, MINE AND REMOVE THE SAME ACCORDING TO THE PROVISIONS OF THE ACT OF JUNE 1, 1938, AS RESERVED IN THE PATENT RECORDED JULY 31, 1957, IN BOOK 136, OF OFFICIAL RECORDS, CLARK COUNTY, NEVADA RECORDS, AS DOCUMENT NO. 111808.

PARCEL 9:
--------

     All of Lot 7 of Block C, containing approximately 2561 acres, as shown on the subdivision map of "The Crossing at Summerlin Village 8 - Unit No. 1 - Phase 3," on file in Book 63 of Plats at Page 92, in the Office of the County Clerk of Clark County, Nevada.

PARCEL 10:
---------

     THE NORTHWEST QUARTER (NW 1/4) OF THE NORTHWEST QUARTER (NW 1/4) OF THE SOUTHWEST QUARTER (SW 1/4) OF THE NORTHEAST QUARTER (NE 1/4) OF SECTION 25, TOWNSHIP 22 SOUTH, RANGE 60 EAST, M.D.B. & M.

     EXCEPTING AND RESERVING ALSO TO THE UNITED STATES ALL OIL, GAS, AND OTHER MINERAL DEPOSITS IN THE LAND, TOGETHER WITH THE RIGHT TO PROSPECT FOR, MINE AND REMOVE THE SAME ACCORDING TO THE PROVISIONS OF THE ACT OF JUNE 1, 1938, AS RESERVED IN THE PATENT RECORDED MAY 4, 1960, IN BOOK 242, OF OFFICIAL RECORDS, CLARK COUNTY, NEVADA RECORDS, AS DOCUMENT NO. 196507.

PARCEL 11:
---------

     The Southwest Quarter of the Southwest Quarter of the Southwest Quarter of the Southwest Quarter (SW1/4 SW1/4 SW1/4 SW1/4) of Section 9, Township 20 South, Range 60 East, M.D.B.&M.

PARCEL 12:
---------

     The West Half (W 1/2) of the Southwest Quarter (SW 1/4) of the Southwest Quarter (SW 1/4) of the Southwest Quarter (SW 1/4) of the Southwest Quarter (SW 1/4) of Section 9, Township 20 South, Range 60 East, M.D.B.& M.

PARCEL 13:
---------

     The North Half (N 1/2) of the Northeast Quarter (NE 1/4) of the Northeast Quarter (NE 1/4 of the Northeast Quarter (NE 1/4) Section 23, Township 22 South, Range 61 East, M.D.B.&M.

PARCEL 14:
---------

     PARCELS ONE (1), TWO (2) AND THREE (3) OF THAT CERTAIN PARCEL MAP, IN FILE 23 OF PARCEL MAPS, PAGE 72, RECORDED JANUARY 12, 1979 IN BOOK 895 OF OFFICIAL RECORDS, CLARK COUNTY, NEVADA.

     TOGETHER WITH AN EASEMENT FOR RAILROAD PURPOSES OVER A STRIP OF LAND TEN (10.00) FEET IN WIDTH LYING EASTERLY OF, AND IMMEDIATELY ADJACENT TO, THE FOLLOWING DESCRIBED LINE:

     COMMENCING AT THE SOUTHWEST CORNER OF THE SAID SOUTHEAST QUARTER (SE 1/4) OF THE NORTHWEST QUARTER (NW 1/4) OF SECTION 20, TOWNSHIP 21 SOUTH, RANGE 61 EAST; THENCE NORTH 0(DEGREES) 02'39" WEST ALONG THE WEST LINE OF THE SAID SOUTHEAST QUARTER (SE 1/4) OF THE NORTHWEST QUARTER (NW 1/4) OF
     SECTION 20 A DISTANCE OF 352.04 FEET TO A POINT; THENCE SOUTH 89(DEGREES) 04'49" EAST ALONG THE NORTH LINE OF THE SOUTH 352.00 FEET OF THE SAID WEST HALF (W 1/2) OF THE SOUTHEAST QUARTER (SE 1/4) OF THE NORTHWEST QUARTER (NW 1/4) OF SECTION 20, A DISTANCE OF 324.52 FEET TO THE NORTHWEST CORNER OF THE DAIS EAST HALF (E 1/2) OF THE SOUTH 352.00 FEET OF THE WEST HALF (W 1/2) OF THE SOUTHEAST QUARTER (SE 1/4) OF THE NORTHWEST QUARTER (NW 1/4) OF
     SECTION 20, THE TRUE POINT OF BEGINNING OF SAID LINE; THENCE ALONG THE WEST LINE OF SAID EAST HALF (E 1/2) SOUTH 0(DEGREES) 14'37" WEST 312.01 FEET; ALSO KNOWN AS THE WESTERLY TEN (10.00) FEET OF PARCEL FOUR (4) AS SHOWN BY MAP THEREOF ON FILE IN FILE 23 OF PARCEL MAPS, PAGE 72, IN THE OFFICE OF THE COUNTY RECORDER OF CLARK COUNTY, NEVADA.

PARCEL 15:
---------

     THE EAST HALF (E 1/2) OF THE NORTHEAST QUARTER (NE 1/4) OF THE NORTHWEST QUARTER (NW 1/4) OF THE SOUTHWEST QUARTER (SW 1/4) OF SECTION 26, TOWNSHIP 19 SOUTH, RANGE 60 EAST, M.D.B.&M.

PARCEL 16:
---------

     LOTS EIGHT (8) AND NINE (9) IN BLOCK THREE (3) OF NELLIS INDUSTRIAL PARK UNIT NO. 1, AS SHOWN BY MAP THEREOF ON FILE IN BOOK 10 OF PLATS, PAGE 76, IN THE OFFICE OF THE COUNTY RECORDER OF CLARK COUNTY, NEVADA.

PARCEL 17:
---------

     THAT PORTION OF THE NORTH HALF (N 1/2) OF THE SOUTHEAST QUARTER (SE 1/4) OF
     SECTION 15, TOWNSHIP 22 SOUTH, RANGE 62 EAST, M.D.M., MORE PARTICULARLY DESCRIBED AS FOLLOWS:

     LOT FOUR (4) AS SHOWN BY MAP THEREOF ON FILE IN BOOK 84 OF PARCEL MAPS, PAGE 31, IN THE OFFICE OF THE COUNTY RECORDER OF CLARK COUNTY, NEVADA.

PARCEL 18:
---------

     The Northeast Quarter (NE 1/4) of the Southwest Quarter (SW 1/4) of the Southeast Quarter SE1/4) of the Southwest Quarter (SW1/4) of Section 4, Township 22 South, Range 60 East, M.D.B. & M.

     EXCEPTING THEREFROM that portion lying within Tomsik Street and Warm Springs Road as conveyed to Clark County, by Document recorded January 10, 1980 in Book 1171 of Official Records, Clark County, Nevada Records as Document No. 1130768.

     Said land is also shown as Lot 1 on that certain Certificate of Land Division No. LD-209-79, recorded January 10, 1980 in Book 1171 of Official Records, Clark County, Nevada Records, as Document No. 1130767.

PARCEL 19:
---------

     The Southeast Quarter (SE1/4) of the Southwest Quarter (SW1/4) of the Southeast Quarter (SE1/4) of the Southwest Quarter (SW1/4) of Section 4, Township 22 South, Range 60 East, M.D.B. & M.

     EXCEPTING THEREFROM that portion lying within the Tomsik Street and Warm Springs Road as conveyed to Clark County, by Document recorded January 10, 1980 in Book 1171 of Official Records, Clark County, Nevada Records as Document No. 1130768.

     Said land is also shown as Lot 2 on that certain Certificate of Land Division No. LD-209-79, recorded January 10, 1980 in Book 1171 of Official Records, Clark County, Nevada Records, as Document No. 1130767.

PARCEL 20:
---------

     THE WEST ONE-HALF (W 1/2) OF THE SOUTHWEST ONE-QUARTER (SW 1/4) OF THE SOUTHWEST ONE QUARTER (SW 1/4) OF THE NORTHWEST ONE-QUARTER (NW 1/4) OF
     SECTION 11, TOWNSHIP 22 SOUTH, RANGE 60 EAST, M.D.B. & M.

     EXCEPT THEREFROM THE WESTERLY FIFTY (50) FEET AS CONVEYED TO CLARK COUNTY BY DEED RECORDED NOVEMBER 23, 1965 IN BOOK 673 OF OFFICIAL RECORDS, AS DOCUMENT NO. 541383, OFFICIAL RECORDS.

PARCEL 21:
---------

     Government Lot 35 in Section 30, Township 21 South, Range 60 East, M.D.M., being the West Half (W 1/2) of the Southeast Quarter (SE 1/4) of the Southwest Quarter (SW 1/4) of the Southwest Quarter (SW 1/4) of said
     Section 30.

     EXCEPTING THEREFROM the South 50 feet of said land as conveyed to Clark County for road and other public purposes by Deed recorded June 6, 1973 as Document No. 293773 of Official Records, Clark County, Nevada.

PARCEL 22:
---------

     That portion of the Southwest Quarter (SW 1/4) of the Southwest Quarter (SW 1/4) of Section 33, Township 21 South, Range 63 East, M.D.B. & M., described as follows:

     Lots A-1 and B-111 as shown by map thereof in File 32 of Parcel Maps, Page 17 in the Office of the County Recorder, Clark County, Nevada.

     Less and Except those portions conveyed to the City of Henderson in deeds recorded on September 19, 1984 in Book 1993 as Document Nos. 1962934 and 1952935.

PARCEL 23:
---------

     THE SOUTH HALF (S 1/2) OF THE NORTH HALF (N 1/2) OF THE SOUTHWEST QUARTER (SW 1/4) OF THE NORTHWEST QUARTER (NW 1/4) OF SECTION 25, TOWNSHIP 19 SOUTH, RANGE 60 EAST, M.D.B. & M.

     EXCEPTING THEREFROM THE WESTERLY FIFTY (50) FEET AND SOUTHERLY FIFTEEN (15) FEET AND EASTERLY FIFTEEN (15) FEET THEREOF, TO BE USED AS A PUBLIC ROAD AND FOR UTILITIES.

     FURTHER DESCRIBED AS LOT THREE HUNDRED SEVEN (307) AS SHOWN IN THAT CERTAIN RECORD OF SURVEY RECORDED OCTOBER 18, 1989 IN BOOK 891018 AS DOCUMENT NO. 0057 IN FILE 52 OF SURVEYS, PAGE 70.

PARCEL 24:
---------

     East One-Half (E-1/2) of the Southeast Quarter (SE-1/4) of the Northwest Quarter (NW-1/4) of Southeast Quarter (SE-1/4) of Section Twenty-five (25), Township 21 South, Range 60 East M.D.B.M.

     EXCEPTING THEREFROM the North Thirty feet (30.00'), the East Thirty Feet (30.00') and the South Thirty-feet (30.00') and these certain spandrels in the Northeast and Southeast corners as conveyed to Clark County, Nevada, for roads and incidental purposes in a Deed recorded November 6, 1986 in Book 861106 as Instrument No. 00494, Official Records, Clark County, Nevada.

PARCEL 25:
---------

     The West Half (W-1/2) of the Southeast Quarter (SE-1/4) of the Northwest Quarter (NW-1/4) of the Southeast Quarter (SE-1/4) of Section 25, Township 21 South, Range 60 East, M.D.B. & M.

PARCEL 26:
---------

     THAT PORTION OF THE NORTHEAST QUARTER (NE1/4) OF THE NORTHWEST QUARTER (NW1/4) OF THE SOUTHWEST QUARTER (SW1/4) OF SECTION 26, TOWNSHIP 19, SOUTH, RANGE 61 EAST OF M.D.M. DESCRIBED AS:

     PARCEL TWO (2) AS SHOWN BY MAP THEREOF ON FILE IN FILE 86 OF PARCEL MAPS PAGE 72 IN THE OFFICE OF THE COUNTY RECORDER, CLARK COUNTY, NEVADA.

PARCEL 27:
---------

     The South Half (S 1/2) of the Southwest Quarter (SW 1/4) of the Northeast Quarter (NE 1/4) of the Southwest Quarter (SW 1/4) of Section 26, Township 22 South, Range 61 East, M.D.B. & M.

PARCEL 28:
---------

     The South Half (S 1/2) of the Southeast Quarter (SE 1/4) of the Northeast Quarter (NE 1/4) of the Southwest Quarter (SW 1/4) in Section 26, Township 22 South, Range 61 East, M.D.B. & M.

PARCEL 29:
---------

     The North Half (N 1/2) of the Northeast Quarter (NE 1/4) of the Southeast Quarter (SE 1/4) of the Southwest Quarter (SW 1/4) of Section 26, Township 22 South, Range 61 East, M.D.B. & M.

PARCEL 30:
---------

     The basis of bearing for this property description is the easterly line of the Northeast Quarter (NE 1/4) of Section 15, Township 22 South, Range 62 East, M.D.M., City of Henderson, County of Clark, State of Nevada, which bears North 00(degrees)46'25" East, as per map recorded in Book 56, Page 36 of Plats in the Office of the County Recorder of said County.

     Being a portion of Lot 3, of GIBSON BUSINESS PARK III (A COMMERCIAL SUBDIVISION) in the City of Henderson, County of Clark, State of Nevada, as per map recorded in Book 56, Page 36 of Plats in the Office of the County Recorder of said County, a portion of said map being amended in Book 76, Page 51 of Plats, situated in the Northeast Quarter (NE 1/4) of Section 15, Township 22 South, Range 62 East, M.D.M., more particularly described as follows:

     COMMENCING at the southeast corner of said Northeast Quarter (NE 1/4); Thence along the southerly line thereof, South 89(degrees)33'34" West,
     489.54 feet to the northwesterly line of that certain 60.00 foot wide B.M.I. easement recorded June 29, 1956 in Book 99, Instrument No. 82187, Official Records, said point also being the POINT OF BEGINNING; Thence
                                                 ------------------
     continuing along said southerly line, South 89(degrees)33'34", West 482.52 feet to a point on the northeasterly right-of-way line of that certain
     200.00 foot wide Union Pacific Railroad right-of-way as shown per map recorded in File 53, Page 98 of Parcel Maps; Thence along said right-of-way line, North 74(degrees)12'35" West, 7.91 feet to a point on said line; Thence departing said line, North 00(degrees)46'25" East, 843.85 feet; Thence South 89(degrees)13'36" East, 929.48 feet to a point on the westerly right-of-way line of Gibson Road, being 50.00 feet wide half street width as per said Parcel Map; Thence along said right-of-way line, South 00(degrees)46'25" West, 452.86 feet to a point on the aforementioned northwesterly line of said 60.00 foot wide B.M.I. easement; Thence along said line, South 88(degrees)11'07" West, 475.94 feet to the POINT OF BEGINNING.

PARCEL 31:
---------

     THAT PORTION OF LOT 2 OF "HUGHES CHEYENNE CENTER PHASE 1" AS SHOWN BY MAP THEREOF ON FILE IN BOOK 76, PAGE 87 OF PLATS IN THE CLARK COUNTY RECORDER'S OFFICE, CLARK COUNTY, NEVADA, LYING WITHIN THE NORTHEAST QUARTER (NE 1/4) OF SECTION 16, TOWNSHIP 20 SOUTH, RANGE 61 EAST, M.D.M., CITY OF NORTH LAS VEGAS, CLARK COUNTY, NEVADA AND DESCRIBED AS FOLLOWS:

     COMMENCING AT THE NORTHEAST CORNER OF SAID SECTION 16: THENCE ALONG THE NORTH LINE OF SAID SECTION 16, SOUTH 89(degrees)33'23" WEST, 750.00 FEET TO THE INTERSECTION WITH THE CONTROL LINE OF TRADE DRIVE (VARYING WIDTH - PRIVATE STREET): THENCE ALONG SAID CONTROL LINE, THE FOLLOWING THREE (3)
     COURSES: SOUTH 00(degrees)26'37" EAST, 281.00 FEET; THENCE CURVING TO THE RIGHT ALONG THE ARC OF A 372.50 FOOT RADIUS CURVE, CONCAVE NORTHWESTERLY, THROUGH A CENTRAL ANGLE OF 90(degrees)00'00", AN ARC LENGTH OF 585.12 FEET; THENCE SOUTH 89(degrees)33'23" WEST, 920.58 FEET; THENCE SOUTH 00(degrees)26'37" EAST 27.50 FEET TO A POINT ON THE SOUTHERLY RIGHT-OF-WAY LINE OF TRADE DRIVE SAID POINT BEING THE NORTHWEST CORNER OF THAT CERTAIN PARCEL OF LAND DESCRIBED BY "GRANT BARGAIN AND SALE DEED" RECORDED SEPTEMBER 30, 1997 IN BOOK 970930 OF OFFICIAL RECORDS AS INSTRUMENT NO. 02714; THENCE ALONG THE WEST LINE OF SAID PARCEL OF LAND SOUTH 00(degrees)26'37", 379.76 FEET TO THE POINT OF BEGINNING; THENCE CONTINUING ALONG SAID WEST LINE, SOUTH 00(degrees)26'37" EAST, 244.61 FEET TO A POINT ON THE NORTHERLY RIGHT-OF-WAY LINE OF BROOKS STREET; THENCE ALONG SAID RIGHT-OF-WAY LINE, SOUTH 89(degrees)31'21" WEST, 598.46 FEET; THENCE CONTINUING ALONG SAID RIGHT-OF-WAY LINE, CURVING TO THE RIGHT ALONG THE ARC OF A 25.00 FOOT RADIUS CURVE, CONCAVE NORTHEASTERLY, THROUGH A CENTRAL ANGEL OF 89(degrees)49'30", AN ARC LENGTH OF 39.19 FEET TO A POINT ON THE EASTERLY RIGHT-OF-WAY LINE OF MARTIN L. KING BOULEVARD; THENCE ALONG SAID RIGHT-OF-WAY LINE, NORTH 00(degrees)39'09" WEST, 219.68 FEET; THENCE DEPARTING SAID RIGHT-OF-WAY LINE, NORTH 89(degrees)31'21" EAST, 624.28 FEET TO THE POINT OF BEGINNING.

PARCEL 32:
---------

     ALL OF PARCEL 3 AS SHOWN ON THE SUMMERLIN SOUTH PARCEL MAP #2 ON FILE IN FILE 89 OF PLATS AT PAGE 78, IN THE OFFICE OF THE COUNTY RECORDER OF CLARK COUNTY, NEVADA.

PARCEL 33:
---------

     The Northwest Quarter (NW1/4) of the Northwest Quarter (NW1/4) of Section 14, Township 20 South, Range 61 East, M.D.B.&M.

     EXCEPTING THEREFROM THE FOLLOWING THOSE PORTIONS PORTIONS DESCRIBED IN DEED TO THE CITY OF NORTH LAS VEGAS, RECORDED MAY 13,

     1977 IN BOOK 738 AS DOCUMENT NO. 697671 OF OFFICIAL RECORDS, DESCRIBED AS
     FOLLOWS:

     PARCEL I:

     That portion of the Northwest Quarter (NW1/4) of the Northwest Quarter (NW1/4) of Section 14, Township 20 South, Range 61 East, M.D.M., Nevada, more particularly described as follows:

     BEGINNING at the Southeast (SE) corner of said Northwest Quarter (NW1/4) of the Northwest Quarter (NW1/4) of Section 14; thence North 89(degrees)07'48" West along the South line thereof a distance of 14.09 feet; thence North 31(degrees)00'00" East a distance of 27.75 feet to a point on the East line of said Northwest Quarter (NW1/4) of Section 14; thence North 89(degrees)07'48"k West along the South line thereof a distance of 14.09 feet; thence North 31(degrees)00'00" East a distance of 27.75 feet to a point on the East line of said Northwest Quarter (NW1/4) of the Northwest Quarter (NW1/4); thence South 0(degrees)29'01" West along said East line a distance of 24.00 feet to the POINT OF BEGINNING.

     PARCEL II:

     That portion of the Northwest Quarter (NW1/4) of the Northwest Quarter (NW1/4) of Section 14, Township 20 South, Range 61 East, M.D.M., Nevada, more particularly described as follows:

     COMMENCING at the Southeast (SE) corner of said Northwest Quarter (NW 1/4) of the Northwest Quarter (NW 1/4) of Section 14; thence North 0(degrees)29'01" East along the East line thereof a distance of 181.54 feet to the POINT OF BEGINNING; thence South 31(degrees)00'00" West along the Northwesterly right-of-way line of Losee Road (80.00 feet in width) a distance of 175.21 feet; thence North 89(degrees)07'48" West along a line parallel to and 30.00 feet measured Northerly and at right angles from the South line of said Northwest Quarter (NW1/4) of the Northwest Quarter (NW1/4) said line also being the North right-of-way line of Brooks Avenue, a distance of 25.96 feet to a point on a tangent curve concave to the Northwest, having a radius of 25.00 feet and subtending a central angle of 59(degrees)52'12'; thence along the arc of said curve a distance of 26.12 feet to a point of tangency; thence North 31(degrees)00'00" East along a line parallel to and 10.00 feet measured Northwesterly and at right angles from said Losee Road right-of-way line a distance of 183.58 feet to a point on the East line of said Northwest Quarter (NW1/4) of the Northwest Quarter (NW1/4); thence South 0(degrees)29'01" West along said East line a distance of 19.69 fee to the POINT OF BEGINNING.

     FURTHER EXCEPTING THEREFROM THE NORTH FIFTY (50) FEET OF THE NORTHWEST QUARTER (NW1/4) OF THE NORTHWEST QUARTER (NW1/4) OF SECTION 14, TOWNSHIP 20 SOUTH, RANGE 61 EAST, M.D.B. & M. AS DESCRIBED IN DEED TO THE CITY OF NORTH LAS VEGAS, RECORDED MARCH 16, 1965 IN BOOK 612 AS DOCUMENT NO. 492646 OF OFFICIAL RECORDS.

     FURTHER EXCEPTING THEREFROM Those portions of the Northwest Quarter of the Northwest Quarter of Section 14, Township 20 South, Range 61 East, M.D.B. & M., described in Deed to the City of North Las Vegas, Recorded April 8, 1965 in Book 618 as Document No. 496957 of Official Records, more particularly described as follows:

     PARCEL 1:

     COMMENCING at the Southeast Corner of the Northwest Quarter (NW1/4) of the said Northwest Quarter (NW1/4), the true point of beginning; thence South 89(degrees)47'06" West along the

     South line of said Northwest Quarter (NW1/4) a distance westerly of 118.59 feet to a point; thence North 31(degrees)00'00" East, a distance of 234.75 feet more or less to the East line of the Northwest Quarter (NW1/4) of the said Northwest Quarter (NW1/4); thence South 0(degrees)29'01" West along the East line of the Northwest Quarter (NW1/4) of the Northwest Quarter (NW1/4) a distance of 201.23 feet to the point of beginning.

     PARCEL 2:

     The South 30.00 feet of the Northwest Quarter (NW1/4) of the Northwest Quarter (NW1/4), saving and excepting Parcel 1, above described.

     FURTHER EXCEPTING THEREFROM The West Fifty (50) of said Northwest Quarter (NW 1/4) of the Northwest Quarter (NW 1/4) as described in Deed to the City of North Las Vegas, recorded September 18, 1997 in Book 970918 as Document No. 00342 of Official Records.

PARCEL 34:
---------

     BEING A PORTION OF THE SOUTH HALF (S 1/2) OF THE NORTHWEST QUARTER (NW 1/4) OF SECTION 11 TOWNSHIP 22 SOUTH, RANGE 60 EAST, MOUNT DIABLO MERIDIAN, CLARK COUNTY, NEVADA, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

     BEGINNING AT THE NORTH SIXTEENTH CORNER OF SAID SECTION 11, COMMON TO
     SECTION 10 OF SAID TOWNSHIP AND SAID RANGE, BEING THE NORTHWEST CORNER OF THE SOUTHWEST QUARTER (SW 1/4) OF SAID NORTHWEST QUARTER (NW 1/4), MARKED BY A NAIL AND TIN IN A 2 INCH IRON PIPE; THENCE NORTH 87(degrees)16'05" EAST, ALONG THE NORTH LINE OF THE WEST HALF (W 1/2) OF THE NORTHWEST QUARTER (NW 1/4) OF SAID SOUTHWEST QUARTER (SW 1/4), A DISTANCE OF 332.69 FEET TO THE EAST LINE OF SAID WEST HALF (W 1/2); THENCE SOUTH 01(degrees)17'39" WEST, DEPARTING SAID NORTH LINE, ALONG SAID EAST LINE,
     400.05 FEET; THENCE SOUTH 87(degrees)16'05" WEST, DEPARTING SAID EAST LINE,
     331.92 FEET TO THE WEST LINE OF SAID WEST HALF (W 1/2) THENCE NORTH 01(degrees)11'07" EAST, ALONG SAID WEST LINE, 400.00 FEET TO SAID NORTH SIXTEENTH CORNER OF SECTION 11, SAME BEING THE POINT OF BEGINNING AS SHOWN ON THE EXHIBIT TO ACCOMPANY LAND DESCRIPTION ATTACHED HERETO AND MADE A PART HEREOF.

     CONTAINING 3.04 ACRES, AS DETERMINED BY COMPUTER METHODS.

     BASIS OF BEARINGS

     NORTH 87(degrees)03'00" EAST, BEING THE BEARING OF THE SOUTH LINE OF THE SOUTHWEST QUARTER (SW 1/4) OF THE NORTHWEST QUARTER (NW 1/4) OF SECTION 11, TOWNSHIP 22 SOUTH, RANGE 60 EAST, MOUNT DIABLO MERIDIAN, CLARK COUNTY, NEVADA, AS SHOWN ON A MAP ON FILE IN THE CLARK COUNTY RECORDERS OFFICE IN FILE 86 OF SURVEYS, AT PAGE 38.

PARCEL 35:
---------

     That portion of the Northwest Quarter (NW 1/4) of the Northwest Quarter (NW 1/4) of Section 27, Township 20 South, Range 62 East, M.D.B. & M., lying within that Final Judgment in favor of Lincoln County Power District No. 1, recorded January 19, 1956 in Book 81, as Document No. 67575, Official Records, and being described as follows:

     BEGINNING at a point on the North line of Section 27, distant along said North line East 265.40 Feet from the Northwest Corner of said Section 27; Thence Southerly 1344.47 Feet to a point on the South line of the Northwest Quarter (NW 1/4) of the Northwest Quarter (NW 1/4) of said Section 27; Thence East 100.00 Feet to the West boundary line of Sunrise View Estates Unit No. 1A, as shown by map thereof on file in Book 24 of Plats, Page 21; Thence North along said West boundary 1344.47 Feet to the North line of the Northwest Quarter (NW 1/4) of the Northwest Quarter (NW 1/4) of said
     Section 27; Thence West along said North line a distance of 100.00 Feet to the POINT OF BEGINNING.

     EXCEPTING THEREFROM any portion lying within Owens Avenue.

PARCEL 36:
---------

     THE SOUTH HALF (S 1/2) OF THE NORTHWEST QUARTER (NW 1/4) OF THE NORTHEAST QUARTER (NE 1/4) OF THE NORTHWEST QUARTER (NW 1/4) OF SECTION 9, TOWNSHIP 23 SOUTH, RANGE 61 EAST, M.D.B. & M.

PARCEL 37:
---------

     A portion of the Northwest Quarter (NW 1/4) of the Southeast Quarter (SE 1/4) of Section 30, Township 22 South, Range 62 East, M.D.M., Clark County Nevada, more particularly described as follows:

     Commencing at the Northeast corner of the Southeast Quarter of said Section 30;
     thence North 8926'01" West along the North Line of the Southeast Quarter (SE 1/4) a distance of 2016.98 feet;
     thence South 0019'53" West along the Centerline of Annet Street a distance of 894.07 feet to THE POINT OF BEGINNING OF THIS DESCRIPTION;
     thence South 00(degrees)19'53" West, 380.00 feet;
     thence North 89(degrees)31'33" West 435.00 feet;
     thence North 00(degrees)19'53" East, 380.00 feet;
     thence South 89(degrees)31'33" East, 435.00 feet to THE POINT OF BEGINNING

PARCEL 38:
---------

     THE SOUTHWEST QUARTER OF THE SOUTHEAST QUARTER OF THE SOUTHWEST QUARTER OF THE SOUTHWEST QUARTER OF SECTION 29, TOWNSHIP 21 SOUTH, RANGE 61 EAST M.D.M.

     EXCEPTING THEREFROM THE INTEREST IN AND TO THE SOUTH FORTY (40) FEET OF SAID LAND AS CLAIMED AND ACCEPTED BY THE BOARD OF COMMISSIONERS OF CLARK COUNTY FOR ROAD AND INCIDENTAL PURPOSES AS DISCLOSED BY RESOLUTION RECORDED AUGUST 7, 1956 AS DOCUMENT NO. 85856, AND AS ILLUSTRATED BY RECORD OF SURVEY RECORDED AUGUST 7, 1956, KNOWN AS FILE 6, PAGE 35.

     ALSO ACCEPTING THEREFROM THE NORTH TEN (10) FEET OF THE SOUTH FIFTY (50) FEET AND THE WEST THIRTY (30) FEET OF THE SOUTHWEST QUARTER OF THE SOUTHEAST QUARTER OF THE SOUTHWEST QUARTER OF THE SOUTHWEST QUARTER OF SAID
     SECTION 29, TOGETHER WITH THAT CERTAIN SPANDREL AREA IN THE SOUTHWEST CORNER THEREOF, ALSO BEING THE NORTHEAST CORNER OF THE INTERSECTION OF PROCYON STREET AND RUSSELL ROAD BOUNDED AS FOLLOWS: ON THE SOUTH BY THE NORTH LINE OF SOUTH FIFTY (50) FEET; ON THE WEST BY THE EAST LINE OF THE WEST THIRTY (30) FEET; AND ON THE NORTHEAST BY THE ARC OF A CURVE CONCAVE NORTHEASTERLY, HAVING A RADIUS OF TWENTY-FIVE (25) FEET AND BEING TANGENT TO THE NORTH LINE OF SAID SOUTH FIFTY (50) FEET AND TO THE EAST LINE OF SAID WEST THIRTY (30) FEET AS CONVEYED BY THAT CERTAIN DEED RECORDED MAY 20, 1977 AS DOCUMENT NO. 699997.

PARCEL 39:
---------

     All of Parcel 3 as shown on the Summerlin 3435 Zone Reservoir Parcel Map on file in File 91 at Page 28 in the Office of the County Recorder of Clark County, Nevada.

PARCEL 40:
---------

     All of Parcel 4 as shown on the Summerlin 3435 Zone Reservoir Parcel Map on file in File 91 at Page 28 in the Office of the County Recorder of Clark County, Nevada.

PARCEL 41:
---------

     Government Lot One Hundred Ten (110) and Government Lot One Hundred Sixty-two (162) in the Southwest Quarter (SW1/4) of the Southwest Quarter (SW1/4) of Section 28, Township 22 south, Range 61 East, M.D.M.

     EXCEPTING THEREFROM any State or County roads that may exist in said land.

PARCEL 42:
---------

     Lots One Hundred Nine (109) and One Hundred Sixty-One (161) in Section 28, Township 22 South, Range 61 East, M.D.M.

     EXCEPTING THEREFROM any State or County Roads that may exist in said land.

PARCEL 43:
---------

     The Northwest Quarter (NW1/4) of the Northeast Quarter (NE1/4) of the Southwest Quarter (SW1/4) of the Southwest Quarter (SW1/4) of Section 28, Township 22 South, Range 61 East, M.D.B.&M, being further described as Government Lot One Hundred Eight (108)

PARCEL 44:
---------

     THE NORTHWEST QUARTER (NW 1/4) OF THE NORTHWEST QUARTER (NW 1/4) OF SECTION 29, TOWNSHIP 19 SOUTH, RANGE 61, M.D.B.&M.

PARCEL 45:
---------

     THE NORTHWEST QUARTER (NW1/4) OF THE SOUTHEAST QUARTER (SE1/4) OF THE SOUTHWEST QUARTER (SW1/4) OF THE SOUTHWEST QUARTER (SW1/4) OF SECTION 29, TOWNSHIP 21 SOUTH, RANGE 61 EAST, M.D.B.&M.

PARCEL 46:
---------

     THE EAST HALF (E 1/2) OF THE NORTHWEST QUARTER (NW 1/4) OF THE NORTHWEST QUARTER (NW 1/4) OF THE NORTHWEST (NW 1/4) OF SECTION 1, TOWNSHIP 19 SOUTH, RANGE 59 EAST, M.D.B. & ., ALSO BEING DEPICTED AS GOVERNMENT LOT THIRTY-ONE
     (31).